UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

MODERNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square
Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2019, ModernaTX, Inc. (the “Company”), a subsidiary of Moderna, Inc., entered into a Fifth Amendment to Collaboration and License Agreement (the “Collaboration Amendment”) with Merck Sharp & Dohme Corp. (“Merck”). The Collaboration Amendment amends the terms of that certain Master Collaboration and License Agreement by and between the Company and Merck, dated January 12, 2015 (as amended, the “2015 Merck Agreement”). Pursuant to the Collaboration Amendment, Merck has elected to establish a new development candidate for the prevention of respiratory syncytial virus (RSV) infection (mRNA-1172) as a new “Product Candidate”, and to conduct a Phase 1 clinical trial for mRNA-1172. The Company will be responsible for certain costs associated with the conduct of the Phase 1 clinical trial for mRNA-1172, and the Company is eligible to receive an additional milestone payment unless Merck elects not to continue with further clinical development of mRNA-1172. In addition, under the terms of the Collaboration Amendment, the Company will have the right to research, develop, and commercialize a development candidate for the prevention of a specific set of respiratory infections, including RSV, for the pediatric population. As a part of the Collaboration Amendment, the Company and Merck agreed to focus the collaboration activities on RSV and discontinue the collaboration as it relates to the development of development candidates for other viruses, including mRNA-1278 for the prevention of varicella zoster virus (VZV) infection. Further development of the original development candidate for the prevention of RSV pursuant to the 2015 Merck Agreement, mRNA-1777, has been paused and next steps will be determined based on data from the new mRNA-1172 Phase 1 clinical trial.

The Company and Merck are also parties to that certain Amended and Restated mRNA Cancer Vaccine Collaboration and License Agreement, dated as of April 17, 2018, to develop and commercialize cancer vaccines.

The foregoing descriptions of the Collaboration Amendment are only a summary and are qualified in their entirety by reference to the full and complete terms contained in the Collaboration Amendment, which Moderna, Inc. intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2019, Moderna, Inc. issued a press release announcing its results of operations and financial condition for the first quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. This information, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press release issued by Moderna, Inc. dated May 8, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERNA, INC.

Date: May 8, 2019	By:	/s/ Lorence Kim, M.D.

Lorence Kim, M.D.
Chief Financial Officer